EXHIBIT 1

                             JOINT FILING AGREEMENT

                           The undersigned hereby agree as follows:

                  (i) Each of them agrees that the Schedule 13G to which this Agreement is attached as an exhibit is filed on behalf of each of them.

                  (ii) Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date:  February 13, 1999      GOLDER, THOMA, CRESSEY, RAUNER FUND V, L.P.

                              By:      GTCR V, L.P., its General Partner

                              By:      GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                                                         its General Partner

                              By:               /s/ WILLIAM C. KESSINGER
                                       -----------------------------------------
                              Name:    William C. Kessinger
                              Title:   Principal

                              GTCR V, L.P.

                              By:      GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                                                         its General Partner

                              By:               /s/ WILLIAM C. KESSINGER
                                       -----------------------------------------
                              Name:    William C. Kessinger
                              Title:   Principal

                              GTCR Associates V

                              By:      GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                                                         its General Partner

                              By:               /s/ WILLIAM C. KESSINGER
                                       -----------------------------------------
                              Name:    William C. Kessinger
                              Title:   Principal

                              GOLDER, THOMA, CRESSEY, RAUNER, INC.

                              By:               /s/ WILLIAM C. KESSINGER
                                       -----------------------------------------
                              Name:    William C. Kessinger
                              Title:   Principal